UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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SCHEDULE 14A INFORMATION

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OUSTER, INC.

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You invested in OUSTER, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 21, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  *Please check the meeting materials for any special requirements for meeting attendance.

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 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Class III Directors

Nominees:

	01) Susan Heystee	For

02) Angus Pacala

03) Theodore L. Tewksbury, Ph.D.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

3.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.	For

4.	Approval of the amended and restated 2022 Employee Stock Purchase Plan to increase the number of shares authorized for issuance.	For

5.	Approval of the Velodyne Lidar, Inc. 2020 Equity Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

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